UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                               September 18, 2000

                                 MathSoft, Inc.
                                 --------------
             (Exact name of Registrant as specified in its charter)



Massachusetts                       0-020992                     04-2842217
-------------                       --------                     ----------
(State or jurisdiction     (Commission File number)            (IRS Employer
of Incorporation)                                            Identification No.)


              101 Main Street Cambridge, Massachusetts        02142
              -----------------------------------------------------
         (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (617) 577-1017

                           No change since last report
          (Former name or former address, if changed since last report)


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Item  5.  Other  Events.
-----------------------

     On September 15, 2000, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item  7.  Financial  Statements  and  Exhibits.
----------------------------------------------

Exhibit No.                    Exhibit
-----------                    -------

99.1                       Press release of the Company dated September 15, 2000


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MATHSOFT,  INC.



September 15, 2000                       By:  /s/  Dermot  P.  O'Grady
                                            --------------------------
                                      Dermot  P.  O'Grady
                                      Vice President Finance and Administration,
                                      Chief  Financial  Officer


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